UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005 (June 9, 2005)

NEXTEL COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia		20191
(Address of principal executive offices)		(Zip Code)

Registrants’ Telephone Number, Including Area Code:(703) 433 - 4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On June 9, 2005, pursuant to an 800 MHz Relocation Trust Agreement, dated June 9, 2005, between Nextel Operations, Inc., an indirect wholly-owned subsidiary of Nextel Communications, Inc., and U.S. Bank National Association, as trustee, JPMorgan Chase Bank, N.A., together with the other Issuing Banks, issued a $2,500 million irrevocable standby letter of credit dated June 9, 2005 (the “Letter of Credit”) to U.S. Bank, in connection with the obligations of Nextel Communications under the Report and Order, as supplemented by a Supplemental Order released on December 22, 2004 (together, the “Report and Order”) released by the Federal Communications Commission. Using borrowing capacity under the Second Amended and Restated Credit Agreement, dated as of July 15, 2004, by and among Nextel Communications, Nextel Finance Company and the other Restricted Companies party thereto, the Revolving Credit Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Nextel Communications obtained the Letter of Credit to provide assurance that funds will be available to pay the relocation costs of the incumbent users of the 800 megahertz spectrum incurred pursuant to the Report and Order. The Letter of Credit provides for renewals and extensions, but will expire not later than June 26, 2009. Pursuant to the Report and Order, the Letter of Credit provides for periodic reductions in the amount of the Letter of Credit, which would result in a corresponding increase in the amount of revolving loan commitments available to Nextel Communications. The Letter of Credit is subject to the terms and conditions of Nextel Communications’s existing revolving credit facility, including provisions that allow the lenders to declare borrowings due immediately in the event of default. A copy of the Letter of Credit is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Irrevocable Standby Letter of Credit, dated June 9, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

/s/ Gary D. Begeman
By:     Gary D. Begeman
           Vice President and Deputy General Counsel

Date: June 13, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Irrevocable Standby Letter of Credit, dated June 9, 2005.

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